Exhibit 99.1

Mac-Gray Corporation December 21, 2007

Safe-Harbor Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Mac-Gray intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Mac-Gray, may be identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, Mac-Gray's ability to identify and successfully acquire laundry facility business, successfully integrate acquired assets and operations, and service the increased debt incurred to finance acquisitions, as well as the risks that Mac-Gray will incur unanticipated costs related to the acquired operations or not realize expected revenues, synergies and cost savings, and those risks set forth in Mac-Gray's Annual Report on Form 10-K for the year ended December 31, 2006 under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in other reports subsequently filed with the Securities and Exchange Commission.

Non-GAAP Measures In this presentation we use the non-GAAP financial measures of EBITDA and Adjusted EBITDA.  EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. Adjusted EBITDA is EBITDA further adjusted to exclude certain items that we believe are not reflective of our ongoing operating performance. EBITDA and Adjusted EBITDA are not measures of our liquidity or financial performance under generally accepted accounting principles (GAAP) and should not be considered as alternatives to net income or any other performance measure derived in accordance with GAAP, or as an alternative to cash flows from operating activities as a measure of our liquidity. Our management believes EBITDA and Adjusted EBITDA are useful to investors because they help enable investors to evaluate our business in the same manner as our management. Management uses EBITDA and Adjusted EBITDA as follows: (a) to evaluate the Company’s historical and prospective financial performance, (b) to set internal revenue targets and spending budgets, (c) to measure operational profitability and the accuracy of forecasting, and (d) as an important factor in determining variable compensation for management. In addition, these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies with substantial financial leverage. Moreover, investors have historically requested and the Company has historically reported these non-GAAP financial measures as a means of providing consistent and comparable information with past reports of financial results. While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. Further, EBITDA and Adjusted EBITDA exclude interest expense and depreciation and amortization expense, which represent significant and unavoidable operating costs given the level of indebtedness and the capital expenditures needed to maintain our business. In addition, our measures of EBITDA and Adjusted EBITDA are different from those used in the covenants contained in our senior credit facilities and the indenture governing our 7 5/8% senior notes. Management compensates for these limitations by relying primarily on our GAAP results and by using EBITDA and Adjusted EBITDA only supplementally and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. For a reconciliation of net income to EBITDA and EBITDA, as adjusted, please refer to our Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q for the relevant period.

Presentation Outline Overview of Businesses Overview of Industry Composition Corporate Strategies

Businesses Laundry Facilities Management MicroFridge® Commercial Laundry 2007 (9 mo.) Revenue: $217 m Product Sales 80% 7% 12%

Laundry Facilities Management

Laundry Facilities Management Segments Revenue Segments Academic 13% Apartments & Condos 85% Other 2%

Laundry Facilities Management States served by local branch offices, service and dispatch centers

Product Sales MicroFridge (50 states, 11 countries) MicroFridge combination products for the Hospitality, Academic, Military Housing, and Assisted Living markets MaytagDirect™: A full line of domestic appliances for multi-unit housing Commercial Sales (select geographic territories) Commercial laundry equipment, primarily for the retail Laundromat market

Sources of EBITDA, as Adjusted millions $25 $31 $51 $54 $38 $39 $2 $3 $2 $2 $2 $4 $0 $12 $24 $36 $48 $60 '03 '04 '05 '06 9 mos., '06 9 mos., '07 Facilities Mgm't Product Sales

Products & Services, by Market Markets Laundry Facilities Mgm’t Commercial Laundry Equipment  Kitchen Appliances MicroFridge Products Apartment Buildings & Condo’s Yes Yes Yes Colleges &  Universities Yes Yes Yes Yes Hotels & Motels Yes Yes Yes Military Housing Yes Yes Yes Assisted Living Yes Yes Retail Laundromats Yes

Presentation Outline Overview of Businesses Overview of Industry Composition Corporate Strategies

Laundry Facilities Management, USA Company’s Estimated Market Shares: 39% 33% 17% 11% Local & Regional Coinmach Mac-Gray Self-Owned

Presentation Outline Overview of Businesses Overview of Industry Composition Corporate Strategies

Our Corporate Strategy Organic growth in core business Increase operating leverage, by pursuing market density Focus on profitability, EBITDA, and free cash-flow Shed marginally profitable accounts Accretive acquisitions in the core business Development of technology innovations Leverage Product Sales for economies of scale and cross-selling opportunities

Organic Growth Opportunities Societal trend toward outsourcing New Accounts New Locations within existing accounts Renegotiated accounts with better margins Coin to Card conversion, and other Intelligent Laundry Systems™ Vend increases

Capital Spending for Internal Growth, CapEx and Incentive Payments (in thousands) *includes inventory held for installation, and vehicle leases 17,902 13,223 9,849 9,149 9,144 5,923 1,783 1,687 851 4,073 1,633 3,490 15,199 14,100 1,432 $0 $12,000 $24,000 $36,000 2005 2006 9 mos., '06 9 mos., '07 Other* New Incremental Business Replacement of Lost Business Renegotiated Business

Disciplined Capital Spending, projected internal rate of return includes new and renewed contracts 14.5% 16.3% 17.6% 18.9% 0% 5% 10% 15% 20% '04 '05 '06 9 mos., '07

Acquisition Growth Opportunities Criteria Length and renewal likelihood of contracts Age, manufacturer & condition of equipment Net per machine (Vend price minus rent) Upside potential card conversion market expansion Reputation of seller Return on Capital Accretive

Capital Spending for Internal Growth and Acquisitions (in thousands) *includes inventory held for installation, and vehicle leases 17,902 13,223 9,849 9,149 9,144 5,923 106,244 19,356 18,780 48,579 15,199 14,100 1,687 851 $0 $50,000 $100,000 $150,000 2005 2006 9 mos., '06 9 mos., '07 Acquisitions Other* New Incremental Business Replacement of Lost Business Renegotiated Business

Acquisitions (in thousands) 9 mos. ‘06 9 mos. ‘07 E. New England $11,701 CT / NYC 4,054 $271 Mid-Atlantic 3,025 Tennessee 2,578 Upstate NY 2,660 South Carolina 70 Baltimore/Washington D.C. 43,000 TOTALS $18,780 $48,579 ‘05 ‘06 Western U.S. $106,244 Eastern New England $11,701 Conn / NYC 4,054 Mid-Atlantic 3,025 Tampa, FL 490 Arizona 86 TOTALS $106,244 $19,356

Relative Densities of Facilities Management Contracts

Branch Profitability: the near-term effects of an in-market acquisition (in thousands) BRANCH A BRANCH B 2003 2005 2003 2005 Revenue 3,680 7,353 4,537 7,582 Rent Exp. 1,582 (43%) 3,162 (43%) 2,269 (50%) 3,791 (50%) Net Rev. 2,098 4,191 2,268 3,791 Direct Op.Ex. 769 (21%) 1,371 (19%) 1,013 (22%) 1,258 (17%) Gross Profit 1,329 (36%) 2,820 (38%) 1,255 (28%) 2,533 (33%) Facility Management profitability at these branches was positively affected by Mac-Gray’s January 2004 acquisition of assets in the Southeastern region of the U.S. Direct Operating Expense excludes SG&A. Locations and their contracts acquired in 2004, some of which have seen their net revenue stay essentially the same at Branch A, and improve 15% at Branch B. approximately have, in the four years since, become available for renegotiation.

Laundry Route Business / Overview 90% of accounts being governed by long-term leases means stable, contractually protected, predictable cash flow Route revenue = # machines x # cycles x Vend price Less: Rent = 42% to 58% of revenue* Less: Operating Exp. = 12% to 25% of revenue* (Warehousing + Delivery + Service + Collection) = 21% to 41% EBITDA* (before allocation of Sales or G&A) *Branch ranges, which differ by branch, and region

Revenue & EBITDA, as adjusted (in millions) Revenue CAGR: 23% EBITDA CAGR: 25% Net Income, as adjusted: $4.3 $4.7 $5.2 $4.1 $1.7 $2.4 $150 $183 $261 $279 $207 $217 $28 $34 $52 $55 $40 $43 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 '03 '04 '05 '06 9 mos., '06 9 mos., '07 Revenue EBITDA

Year-End Funded Debt Levels millions $177 $87 $78 $70 $57 $51 $73 $167 $220 $0 $50 $100 $150 $200 $250 '99 '00 '01 '02 '03 '04 '05 '06 Sept., '07 Acquisition CapEx: $6 $2 $0 $0 $1 $41 $106 $19 $49

Technology Opportunities


MAC-GRAY
Intelligent Laundry Systems™
WEB

- ***Debit-Card systems***
  - **Magnetic stripe:** **Academic environment**
  - **Computer chip:** **Multi-Housing environment**
- ***Intelligent Laundry Systems™***
  - **LaundryView™** ***eMonitoring System***
  - **PrecisionWash™** ***Detergent On Demand***
  - **LaundryLinx™** ***eService System***
  - **TechLinx™** ***Automated Dispatch***
  - **VentSnake™** ***Advanced Vent Cleaning***
  - **CollectorLinx ™** ***Optimal Routing Systems***

MAC-GRAY

28

The Rationale for Card? Conversion from coin to card operation Significantly increases gross revenues at most locations Supports higher vends over the long term Generates additional cycles Increases usage Increases breakage (e.g. unused value left on cards) Decreases shrinkage Therefore, significantly increases net revenues from most locations Provides a durable benefit, and client commitment and loyalty

Investment Highlights Stable, recurring revenue and cash flow 2nd largest provider, and growing Highly fragmented, $2bn market Technology innovator and leader Environmentally focused Seasoned management, with large ownership stake since 1927